Putnam
Massachusetts
Tax Exempt
Income Fund

SEMIANNUAL REPORT
November 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "[Putnam Massachusetts Tax Exempt Income Fund] has always been a strong credit player. It has long used Putnam's home-state advantage by delving heavily into local health-care and education bonds, many of which have been in lower-quality tiers or haven't carried ratings from outside agencies."

                   --  Morningstar Mutual Funds Analysis,
                       August 1, 1997

* "The commonwealth of Massachusetts expects to record its sixth consecutive budgetary surplus in fiscal 1997 -- in large part due to institutionalized conservative budgeting practices and stronger-than-projected tax collections."

                   --  Standard & Poor's CreditWeek Municipal,
                       November 3, 1997

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

11 Portfolio holdings

15 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The global flight to the relative safety of bonds in the aftermath of the Southeast Asian currency crisis in late October provided a dramatic and positive finale to the first half of Putnam Massachusetts Tax Exempt Income Fund's fiscal year. In the five months prior to that flare-up, the U.S. municipal bond market had demonstrated solid, albeit tenuous, strength as many investors cautiously set aside their lingering concerns about the economy, interest rates, and renewed inflation.

Recognizing the fragility of the generally positive environment both prior to and following the disruption in global markets, Fund Manager Leslie Burke had pursued a slightly defensive policy in managing the fund. As the year unfolded, however, she concluded that a somewhat more dynamic strategy was in order and began adjusting the portfolio accordingly.

In the report that follows, Leslie provides the specifics of her strategic shift as well as details about the fiscal year's first half. Then she offers some insights into what she believes is in store for the rest of the period.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 21, 1998



Report from the Fund Manager
Leslie J. Burke

A successful emphasis on quality and value -- combined with our ability to capitalize on the commonwealth's thriving economic environment -- generated solid returns for Putnam Massachusetts Tax Exempt Income Fund in the first half of its 1998 fiscal year. For the six months ended November 30, 1997, your fund's class A shares produced a return of 5.27% at net asset value (0.31% at public offering price), just a few basis points behind the results for the Lehman Brothers Municipal Bond Index (5.40%), our competitive benchmark. For complete performance information, including results for class B and class M shares, please turn to page 8.

* MASSACHUSETTS DEBT RATING RESTORED TO AA -

The rating on the Commonwealth of Massachusetts general obligation bonds has come nearly full circle to where it stood during its "Miracle" days. Standard & Poor's recently raised the rating on the state's debt to AA - from A in recognition of its sound economic and fiscal health. The rating for these bonds had sunk to BBB in 1989, when overspending, followed by a severe economic downturn, put considerable financial pressures on the state. At the time, Massachusetts's bond rating was the second lowest of any state in the nation.

Massachusetts's economic strength over the period reflected that of the nation. Steady economic growth and continued low inflation in the United States created an atmosphere conducive to fixed-income investing with the demand for U.S. bonds increasing even further when quality-seeking investors sought refuge from the turmoil in the foreign equity and currency markets. The combination of these factors drove the yield on the benchmark 30-year U.S. Treasury bond to just over 6.00%, a level of historical significance. In the tax-exempt market, economic strength translated into higher tax revenues and improved municipal balance sheets, strengthening state and local governments from a credit standpoint. As cash flows increased, the need to issue bonds declined. The lower supply of municipal bonds also helped to support attractive price levels for tax-exempt debt.

* PERFORMANCE REALIZED THROUGH QUALITY AND UNDERVALUED OPPORTUNITY

In this environment, we emphasized quality, seeking bonds with strong performance characteristics and issues we considered undervalued. We increased the fund's holdings in transportation and higher education bonds and continued to maximize its position in the Commonwealth of Massachusetts general obligation bonds. We also maintained our focus on health care and utilized a hedging strategy to take advantage of anticipated seasonal supply and demand patterns within the municipal market. Recognizing the economy's strength and the historically significant levels we have reached in interest rates, we considered it important to minimize the fund's sensitivity with regard to interest-rate changes because of the possibility of eventual increases.

We constantly monitor yield relationships to determine which securities offer the best relative value. Toward the end of the reporting period, municipal bonds became very cheap relative to U.S. Treasuries. Historically providing approximately 84% of the yield of U.S. Treasuries, Aaa-rated municipal bond yields climbed to 87% of that of U.S. Treasuries. We took that opportunity to maximize the fund's investment in tax-exempt bonds by employing a hedging technique involving futures contracts. This enabled the fund to take full advantage of these unusually attractive bond prices and positioned it to benefit from what we expect to be favorable seasonal patterns as we approach the end of the calendar year.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care                     27.9%

Transportation                  12.2%

Education                       10.1%

Water and sewerage               8.8%

Waste management                 4.3%

Footnote reads:
*Based on net assets as of 11/30/97. Holdings will vary over time.

Among the bonds added as a result of this strategy were Massachusetts Turnpike Authority bonds. The extraordinarily large size of this issue -- $1.4 billion -- combined with additional supply temporarily put downward price pressure on the Massachusetts municipal bond market, forcing the yield of these bonds higher. In addition to price level, several other qualities attracted us to the bonds; they were insured, which gave them an AAA - rating and they enhanced the portfolio's liquidity because of their quality and size.

Over the last 12 months, we increased the fund's position in the higher education sector, adding some Harvard University bonds, which are non callable and have an AAA rating from Standard and Poor's. In the Commonwealth of Massachusetts, Harvard University is a name that is highly valued by many investors -- a quality that we believe will help deliver solid investment results.

Based on the ongoing strength of the state's economy and its improving fiscal conditions, we continued to hold a large position in the commonwealth's general obligation bonds. The rating upgrade on these bonds enhanced the fund's total return during the period. While we are pleased about the upgrade, we are monitoring several situations that could adversely affect the state's financial condition in the future: the funding needs of the Central Artery project, the preliminary talk regarding tax cuts, and the elimination of tolls. We believe these financial issues are longer term, however, and continue to be optimistic about the state's outlook.

* SEASONAL DYNAMICS FAVORABLE FOR MUNICIPALS

As we headed into the final weeks of 1997, we expected seasonal supply/demand factors to propel total returns in the municipal bond market. In mid December, supply typically begins to diminish as issuers and investors close their books for year-end. Supply usually begins to pick up again in mid January. Also during this period, however, issuers are scheduled to make heavy coupon payments, leaving cash-ladened investors fewer bonds for reinvestment. We expect this combination of limited bonds and strong demand to force the prices of outstanding bonds higher.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa                     50.6%

Aa                       2.4%

A                       16.8%

Baa                     19.6%

Ba                       8.9%

B                        1.7%

Footnote reads:
Based on percentage of market value as of 11/30/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Looking further ahead, we are cautiously optimistic toward the municipal bond market. We expect a continuation of many of the same patterns we experienced in 1997. At the national level, we look for solid economic growth to generate strong tax receipts and contribute favorably to municipal balance sheets. We are cautious regarding interest rates, remaining mindful of the significant levels to which rates have dropped as well as the robust wage growth and increases in average hourly earnings that could eventually put upward pressure on inflation.

We believe the portfolio is positioned to perform well in this environment. The hedging strategy put in place when municipal bonds represented exceptional relative value has enhanced your fund's ability to benefit from advantageous year-end supply/demand factors. Also, while the fund's defensive structure should help to reduce its sensitivity to future interest-rate changes, its holdings in the commonwealth's general obligation bonds and other quality, high-performance bonds should prove beneficial in a climate of steady economic growth.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Massachusetts Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 11/30/97
                               Class A         Class B         Class M
(inception date)              (10/23/89)      (7/15/93)       (5/12/95)
                              NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months                    5.27%   0.31%   4.92%  - 0.08%    5.11%   1.72%
------------------------------------------------------------------------------
1 year                      7.11    2.02    6.42     1.42     6.91    3.39
------------------------------------------------------------------------------
5 years                    40.95   34.25   35.81    33.81    38.58   34.10
Annual average              7.11    6.07    6.31     6.00     6.74    6.04
------------------------------------------------------------------------------
Life of fund               91.06   82.05   79.40    79.40    85.12   79.16
Annual average              8.32    7.68    7.48     7.48     7.90    7.46
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/97
                                                  Lehman Bros.
                                                  Municipal       Consumer
                                                  Bond Index      Price Index
------------------------------------------------------------------------------
6 months                                             5.40%            0.87%
------------------------------------------------------------------------------
1 year                                               7.18             1.83
------------------------------------------------------------------------------
5 years                                             42.06            13.73
Annual average                                       7.27             2.61
------------------------------------------------------------------------------
Life of fund                                        88.86            28.58
Annual average                                       8.18             3.16
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

TOTAL RETURN FOR PERIODS ENDED 12/31/97
(most recent calendar quarter)
                                Class A         Class B         Class M
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months                    5.25%   0.23%   5.05%   0.05%   5.22%   1.85%
------------------------------------------------------------------------------
1 year                      8.68    3.47    8.11    3.11    8.49    5.00
------------------------------------------------------------------------------
5 years                    40.69   34.07   35.83   33.83   38.32   33.88
Annual average              7.07    6.04    6.32    6.00    6.70    6.01
------------------------------------------------------------------------------
Life of class              93.33   84.21   81.67   81.67   87.29   81.26
Annual average              8.38    7.74    7.56    7.56    7.96    7.53
------------------------------------------------------------------------------

All returns assume reinvestment of distributions at NAV and represent past performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/97
                                Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)             6               6               6
------------------------------------------------------------------------------
Income                        $0.256309       $0.224994       $0.241995
------------------------------------------------------------------------------
Capital gains1                     --              --              --
------------------------------------------------------------------------------
   Total                      $0.256309       $0.224994       $0.241995
------------------------------------------------------------------------------
Share value:                  NAV     POP         NAV         NAV     POP
------------------------------------------------------------------------------
5/31/97                     $9.31   $9.77        $9.30      $9.31   $9.62
------------------------------------------------------------------------------
11/30/97                     9.54   10.02         9.53       9.54    9.86
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2       5.32%   5.06%        4.66%      5.01%   4.85%
------------------------------------------------------------------------------
Taxable equivalent3         10.01    9.52         8.77       9.43    9.13
------------------------------------------------------------------------------
Current 30-day SEC yield4    5.01    4.76         4.45       4.78    4.62
------------------------------------------------------------------------------
Taxable equivalent3          9.43    8.96         8.37       8.99    8.69
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 46.85% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Portfolio of investments owned
November 30, 1997 (Unaudited)

Key to Abbreviations
AMBAC       --  AMBAC Indemnity Corporation
FNMA Coll.  --  Federal National Mortgage Association Collateralized
FSA         --  Financial Security Assurance
GNMA Coll.  --  Government National Mortgage Association Collateralized
G.O. Bonds  --  General Obligation Bonds
IFB         --  Inverse Floating Rate Bonds
MBIA        --  Municipal Bond Investors Assurance Corporation


MUNICIPAL BONDS AND NOTES  (97.3%) *
PRINCIPAL AMOUNT                                                               RATINGS**               VALUE

Massachusetts  (90.5%)
------------------------------------------------------------------------------------------------------------
$     5,220,000  Agawam, Res. Recvy. Rev. Bonds
                   (Springfield Res. Recvy.), 8 1/2s, 12/1/08                  BBB-             $  5,413,610
      1,285,000  Boston, Nursing Home Rev. Bonds
                   (St. Joseph Nursing Care Ctr. Inc.), 10s, 1/1/20            BB-/P               1,399,044
      7,000,000  Boston, Indl. Dev. Fin. Auth. Swr. Fac. Rev. Bonds
                   (Harbor Elec. Energy Co.), 7 3/8s, 5/15/15                  Baa1                7,612,500
      7,935,000  Boston, Wtr. & Swr. Commn. Rev. Bonds, Ser. A,
                   5 3/4s, 11/1/13                                             A                   8,599,556
      5,000,000  City of Quincy, IFB (Quincy Hosp.), FSA,
                   6.42s, 1/15/11                                              Aaa                 5,175,000
                 Lowell G.O. Bonds
      1,250,000    8.4s, 1/15/09                                               Baa2                1,417,188
      2,455,000    8.3s, 2/15/05                                               Aaa                 2,817,113
                 MA Bay Trans. Auth. Rev. Bonds
      3,550,000    Ser. B, 6.2s, 3/1/16                                        A1                  3,984,875
      4,800,000    Ser. C, 6.1s, 3/1/23                                        A1                  5,202,000
      7,500,000    (Gen. Trans. Syst.), Ser. B, 5.9s, 6/1/24                   A1                  8,175,000
      4,000,000    Ser. A, 5 1/2s, 3/1/12                                      A1                  4,190,000
      5,000,000    (Gen. Trans. Syst.), Ser. C, 5s, 3/1/24                     AA-                 4,781,250
      1,000,000  MA Collg. Bldg. Auth. Project Rev. Bonds, Ser. A,
                   7.8s, 5/1/16                                                Aaa                 1,035,980
     10,910,000  MA State G.O. Bonds, Ser. A, AMBAC,
                   5 3/4s, 8/1/10 #                                            Aaa                11,905,538
      8,500,000  MA State Tpk. Auth. Rev. Bonds, Ser. A, MBIA,
                   5 1/8s, 1/1/23                                              Aaa                 8,351,250
      1,000,000  MA State Cons. Loan G.O. Bonds, Ser. A,
                   7 5/8s, 6/1/08                                              Aaa                 1,127,500
                 MA State G.O. Bonds
     10,150,000    Ser. A, AMBAC, 6 1/2s, 11/1/14                              Aaa                11,837,438
      5,000,000    Ser. B, AMBAC, 6 1/4s, 7/1/20                               Aaa                 5,287,500
      3,870,000    Ser. A, 6s, 11/1/11                                         A1                  4,261,838
      4,500,000  MA State Wtr. Poll. Abatement Rev. Bonds
                   (MWRA Loan Program), Ser. A, 5s, 8/1/15                     Aa2                 4,415,625
                 MA State Hlth. & Edl. Fac. Auth. IFB
      2,000,000    (St. Elizabeth Hosp.), Ser. E, FSA, 10.17s, 8/15/21         Aaa                 2,355,000
      6,000,000    (Beth Israel Hosp.), AMBAC, 9.289s, 7/1/25                  Aaa                 6,600,000
      7,500,000    (Boston U.), Ser. L, MBIA, 8.46s, 10/1/31                   Aaa                 8,906,250
      7,900,000    (New England Medical Ctr.), MBIA, 7.08s, 7/1/18             Aaa                 7,900,000
                 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
      2,000,000    (1st Mtge. Fairview Extended Care), Ser. A,
                   10 1/4s, 1/1/21                                             AAA/P               2,390,000
      5,465,000    (Goddard Memorial Hos.), Ser. B, 9s, 7/1/15                 Baa3                6,127,631
      2,000,000    (Nichols College), Ser. B, 8 1/2s, 10/1/16                  BBB-                2,272,500
      2,500,000    (Waltham-Weston Hosp. & Med. Ctr.), Ser. B,
                   8 3/8s, 7/1/15                                              Baa                 2,712,500
      4,250,000    (Suffolk U.), Ser. A, 8 1/8s, 7/1/20                        Baa2                4,706,875
      2,150,000    (Valley Regl. Hlth. Syst.), Ser. B, 8s, 7/1/18              Aaa                 2,389,188
      3,300,000    (Norwood Hosp.), Ser. E, 8s, 7/1/12                         Ba2                 3,410,583
      6,010,000    (Rehab. Hosp. Cape & Islands), Ser. A,
                   7 7/8s, 8/15/24                                             BB/P                6,611,000
      3,000,000    (Stonehill College Issue), Ser. D, AMBAC,
                   7.7s, 7/1/20                                                Aaa                 3,311,250
      2,220,000    (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11            Ba1                 2,333,775
      8,805,000    (Cooley Dickinson Hosp.), 7 1/8s, 11/15/18                  AAA/P              10,092,731
      1,900,000    (Sisters Providence Hlth. Syst), Ser. A,
                   6 5/8s, 11/15/22                                            Baa2                2,023,500
      1,550,000    (Worcester Polytech Inst.), Ser. E, 6 5/8s, 9/1/17          Aaa                 1,728,250
      3,880,000    (Metro West Hlth. Inc.), Ser. C, 6 1/2s, 11/15/18           Aaa                 4,321,350
      5,000,000    (Harvard U.), Ser. N, 6 1/4s, 4/1/20                        Aaa                 5,787,500
      9,850,000    (MA General Hosp.), Ser. F, AMBAC,
                   6 1/4s, 7/1/12                                              Aaa                11,068,938
      7,250,000    (Newton-Wellesley Hosp.), Ser. E, MBIA,
                   6s, 7/1/25                                                  Aaa                 7,612,500
      4,250,000    (Boston College), Ser. K, 5 3/8s, 6/1/14                    A1                  4,366,875
      6,000,000  MA State Hsg. Fin. Agcy. Rev. Bonds
                   (Residential Dev.), FNMA Coll., 6.9s, 11/15/21              Aaa                 6,375,000
                 MA State Indl. Fin. Agcy. Resource Recvy.
                   Rev. Bonds (Southeastern MA)
      6,500,000    Ser. B, 9 1/4s, 7/1/15                                      BB-/P               7,385,625
      3,410,000    Ser. A, 9s, 7/1/15                                          BB-/P               3,861,825
                 MA State Indl. Fin. Agcy. Rev. Bonds
      2,775,000    (1st Mtge. Brookhaven-Lexington),
                   10 1/4s, 1/1/18                                             BBB-/P              2,871,515
      2,000,000    (Odd Fellows Home of MA), 9.6s, 1/1/15                      BB-/P               2,132,500
      6,000,000    (Orchard Cove Inc.), 9s, 5/1/22                             AAA/P               7,230,000
      3,815,000    (Mass Tpk.), 9s, 10/1/20                                    AAA/P               4,353,869
      1,835,000    (Morton Hosp. & Med. Ctr.), Ser. A, 8 3/4s, 7/1/11          Aaa                 1,990,975
      2,500,000    (Leominster Hosp.), Ser. A, 8 5/8s, 8/1/09                  AAA/P               2,728,125
      3,600,000    (Cape Cod Hlth. Syst. Issue), 8 1/2s, 11/15/20              Aaa                 4,095,000
      3,000,000    (1st Mtge. Stone Institution & Newton),
                   7.9s, 1/1/24                                                B/P                 3,240,000
      5,140,000    (1st Mtge. Loomis & Village Projects),
                   7 5/8s, 7/1/25                                              BBB-                5,801,775
      7,650,000    (Merrimack College), 7 1/8s, 7/1/12                         AAA                 8,663,625
      3,000,000    (1st Mtge. Pioneer Valley Living Ctr.), 7s, 10/1/20         B/P                 3,013,620
      3,500,000    (1st Mtge. Brookhaven), Ser. A, 7s, 1/1/15                  BBB-/P              3,758,125
      1,165,000    (Clark U.), Ser. E, 7s, 7/1/12                              A3                  1,262,569
      2,605,000    (Clark U.), Ser. F, 7s, 7/1/11                              A3                  2,836,193
      3,000,000    (1st. mtge. Brookhaven), Ser. A, 7s, 1/1/09                 BBB-/P              3,236,250
      5,875,000    (American Hingham, Wtr. Treatment),
                   6 3/4s, 12/1/25                                             BBB/P               6,256,874
      6,000,000    (1st Mtge. Berkshire Retirement Home), Ser. A,
                   6 5/8s, 7/1/16                                              BBB                 6,277,500
      2,000,000    (1st Mtge. Brookhaven), Ser. B, 6.6s, 1/1/17                BBB-/P              2,062,500
      1,350,000    (Worcester Visiting Nurse Assoc.), 6.4s, 9/15/10            A-/P                1,434,374
      3,385,000    (Pk. School), 5.9s, 9/1/26                                  A3                  3,507,706
      2,000,000    (Babson College), Ser. A, 5 1/4s, 10/1/27                   A3                  1,955,000
      3,000,000    (Worcester Polytechnical Institute), MBIA,
                   5 1/8s, 9/1/17                                              Aaa                 2,962,500
      1,985,677    (1st Mtge. Pioneer Valley Living Ctr.),
                    zero %, 10/1/20                                            B/P                     2,482
                 MA State Wtr. Resources Auth. Rev. Bonds
      7,500,000    Ser. A, 7s, 4/1/18                                          Aaa                 8,118,750
     10,000,000    Ser. A, 6 1/2s, 7/15/19                                     A                  11,825,000
      2,900,000    Ser. C, MBIA, 5 1/4s, 12/1/15                               Aaa                 2,958,000
                 Somerville, Hsg. Auth. Rev. Bonds
                   (Clarendon-Hill Mtge.)
      2,000,000    GNMA Coll., 7.95s, 11/20/30                                 AAA                 2,132,500
      1,425,000    GNMA Coll., 7.85s, 11/20/10                                 AAA                 1,521,187
      1,600,000  U. Mass. Bldg. Auth. Rev. Bonds, Ser. A, 7 1/2s, 5/1/14       A1                  1,655,631
      3,050,000  Worcester Mtge. Rev. Bonds (Briarwood Issue),
                   9 1/4s, 12/1/22                                             BB-/P               3,370,250
                 Worcester Rev. Bonds (St. Francis Home)
      2,000,000    9 3/4s, 7/1/19                                              BB/P                2,025,060
      1,000,000    9.4s, 7/1/08                                                BB/P                1,000,560
                                                                                              --------------
                                                                                                 349,920,466

Puerto Rico  (6.8%)
------------------------------------------------------------------------------------------------------------
      1,700,000  Cmnwlth. of PR, G.O. Bonds, 6 1/2s, 7/1/13                    Baa1                1,989,000
                 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
      1,000,000    Ser. Y, 6 1/4s, 7/1/14                                      Baa1                1,131,250
      2,925,000    Ser. Z, MBIA, 6 1/4s, 7/1/13                                Aaa                 3,363,750
      5,000,000    Ser. W, 5 1/2s, 7/1/15                                      Baa1                5,200,000
      5,000,000  PR Elec. Pwr. Auth. Rev. Bonds, Ser. BB, MBIA,
                   6 1/4s, 7/1/10                                              Aaa                 5,693,750
      2,600,000  PR Indl. Med. & Env. Poll. Control Fac. Fin. Auth.
                   Rev. Bonds (Special Facilities-American Airlines),
                    Ser. A, 6.45s, 12/1/25                                     Baa2                2,817,750
      1,000,000  PR Pub. Bldg. Auth. Rev. Bonds, Ser. K, 6 7/8s, 7/1/21        Aaa                 1,122,500
      5,000,000  PR Pub. Bldg. Auth. Rev. Gtd. (Govt. Fac.), Ser. B,
                   AMBAC, 5s, 7/1/27                                           Aaa                 4,837,500
                                                                                              --------------
                                                                                                  26,155,500
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $351,252,717) ***                                      $376,075,966
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $386,528,168.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

*** The aggregate identified cost on a tax basis is $351,252,814, resulting in gross unrealized appreciation and depreciation of $26,216,569 and $1,393,417, respectively, or net unrealized appreciation of $24,823,152.

  # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1997.

    The rates shown on IFB, are securities paying interest rates that vary inversely to changes in the market interest rates, at November 30, 1997.

    The fund had the following industry group concentrations greater than 10% at November 30, 1997 (as a percentage of net assets):

         Healthcare          27.9%
         Transportation      12.2
         Education           10.1

    The fund had the following insurance concentrations greater than 10% at November 30, 1997 (as a percentage of net assets):

         AMBAC               14.2%
         MBIA                12.4


Futures Contracts Outstanding at November 30, 1997 (Unaudited)
                                                                      Unrealized
                           Market     Aggregate Face     Expiration   Appreciation/
                           Value          Value          Date         (Depreciation)
----------------------------------------------------------------------------------------
US Treasury Bonds
20 Yr. (Short)          $20,261,875     $19,804,813      Dec-97         $(457,062)
Municipal Bonds
Index (Long)              7,948,281       7,872,094      Dec-97            76,187
----------------------------------------------------------------------------------------
                                                                        $(380,875)
----------------------------------------------------------------------------------------



Statement of assets and liabilities
November 30, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $351,252,717) (Note 1)                                                $376,075,966
---------------------------------------------------------------------------------------------------
Cash                                                                                        890,779
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            7,214,149
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      555,737
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            3,505,503
---------------------------------------------------------------------------------------------------
Total assets                                                                            388,242,134

Liabilities
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                 13,906
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       701,468
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  153,644
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                571,122
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   60,122
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 7,867
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,120
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      164,728
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       39,989
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         1,713,966
---------------------------------------------------------------------------------------------------
Net assets                                                                             $386,528,168

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                         368,308,973
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                 63,022
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                    (6,286,201)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               24,442,374
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $386,528,168

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($286,339,064 divided by 30,005,496 shares)                                                   $9.54
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.54)*                                       $10.02
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($97,847,174 divided by 10,262,346 shares)+                                                   $9.53
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,341,930 divided by 245,579 shares)                                                        $9.54
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.54)**                                       $9.86
---------------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.
** On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales offering price is reduced.
 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.



Statement of operations
Six months ended November 30, 1997 (Unaudited)

Tax exempt interest income:                                                            $11,967,698
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         1,138,612
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             196,695
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                            5,582
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             3,312
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      285,291
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      389,717
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        6,481
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     11,685
--------------------------------------------------------------------------------------------------
Registration fees                                                                            2,762
--------------------------------------------------------------------------------------------------
Auditing                                                                                    18,383
--------------------------------------------------------------------------------------------------
Legal                                                                                       12,894
--------------------------------------------------------------------------------------------------
Postage                                                                                      8,196
--------------------------------------------------------------------------------------------------
Other                                                                                        7,003
--------------------------------------------------------------------------------------------------
Total expenses                                                                           2,086,613
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (49,516)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             2,037,097
--------------------------------------------------------------------------------------------------
Net investment income                                                                    9,930,601
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         1,618,772
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Notes 1)                                        (1,250,619)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures during the period                                                                8,755,030
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  9,123,183
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $19,053,784
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets
                                                               Six months ended         Year ended
                                                                    November 30             May 31
                                                                           1997*              1997
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------

Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $  9,930,601       $ 19,183,131
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                        368,153            874,982
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                            8,755,030          6,717,772
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 19,053,784         26,775,885
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
   From net investment income
--------------------------------------------------------------------------------------------------
      Class A                                                        (7,674,562)       (15,338,843)
--------------------------------------------------------------------------------------------------
      Class B                                                        (2,155,402)        (3,806,282)
--------------------------------------------------------------------------------------------------
      Class M                                                           (66,111)          (145,040)
--------------------------------------------------------------------------------------------------

Increase from capital share transactions (Note 4)                     8,937,293         34,185,964
--------------------------------------------------------------------------------------------------
Total increase in net assets                                         18,095,002         41,671,684

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 368,433,166        326,761,482
--------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $63,022 and $28,496, respectively)                        386,528,168        368,433,166
--------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                        Nov. 30
operating performance         (Unaudited)                                       Year ended May 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.31            $9.11            $9.21            $9.05            $9.55            $9.02
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .26              .52              .54              .55              .55              .59
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .23              .21             (.10)             .18             (.35)             .54
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .49              .73              .44              .73              .20             1.13
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.26)            (.53)            (.54)            (.55)            (.55)            (.59)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --             (.15)            (.01)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain                         --               --               --             (.02)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.26)            (.53)            (.54)            (.57)            (.70)            (.60)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.54            $9.31            $9.11            $9.21            $9.05            $9.55
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           5.27 *           8.17             4.81             8.45             1.92            12.80
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $286,339         $280,402         $259,934         $251,232         $244,519         $215,611
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .47 *            .96              .95              .89              .96              .97
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.71 *           5.67             5.80             6.11             5.69             6.24
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             29.61 *          19.12            34.57            47.53            36.20            53.18
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                               Six months
                                                    ended                                                      For the period
Per-share                                         Nov. 30                                                       July 15, 1993+
operating performance                          (Unaudited)                      Year ended May 31                   to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.30            $9.10            $9.20            $9.05            $9.71
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .23              .46              .48              .49              .41
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .22              .21             (.11)             .17             (.51)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .45              .67              .37              .66             (.10)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.22)            (.47)            (.47)            (.49)            (.41)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --             (.15)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain                                          --               --               --             (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.22)            (.47)            (.47)            (.51)            (.56)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.53            $9.30            $9.10            $9.20            $9.05
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            4.92 *           7.47             4.12             7.64            (1.15)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $97,847          $85,192          $65,538          $47,573          $23,017
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .80 *           1.61             1.60             1.53             1.41 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            2.37 *           4.99             5.13             5.46             4.32 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              29.61 *          19.12            34.57            47.53            36.20
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                     For the period
Per-share                                                          Nov. 30                                       May 12, 1995+
operating performance                                           (Unaudited)              Year ended May 31          to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $9.31            $9.10            $9.21            $9.10
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .24              .50              .51              .02 (c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .23              .21             (.11)             .12
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .47              .71              .40              .14
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.24)            (.50)            (.51)            (.03)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                          --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain                                                           --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.24)            (.50)            (.51)            (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $9.54            $9.31            $9.10            $9.21
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             5.11 *           7.96             4.37             1.53 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                      $2,342           $2,839           $1,290              $22
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              .62 *           1.26             1.24              .06 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             2.56 *           5.30             5.58              .30 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               29.61 *          19.12            34.57            47.53
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
November 30, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Massachusetts Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Massachusetts personal income tax as the fund's Manager, Putnam Investment Management, Inc. ("Putnam Management"), a wholly-owned subsidiary of Putnam Investments, Inc. believes is consistent with preservation of capital by investing primarily in a portfolio of Massachusetts tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term tax-exempt investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 1997, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1997, the fund had a capital loss carryover of approximately $5,412,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

        Loss Carryover                   Expiration
------------------------------------------------------------
          $3,398,000                    May 31, 2003
           2,014,000                    May 31, 2004

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the effective yield method.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% of any amount thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1997, fund expenses were reduced by $49,516 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $470 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended November 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $47,588 and $221 from the sale of class A and class M shares, respectively and $109,176 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received $5,308 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended November 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $65,454,550 and $59,148,121, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                            Six months ended
                                           November 30, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,510,191      $23,757,501
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       446,408        4,238,036
------------------------------------------------------------
                                  2,956,599       27,995,537

Shares
repurchased                      (3,058,122)     (28,981,425)
------------------------------------------------------------
Net decrease                       (101,523)       $(985,888)
------------------------------------------------------------

                                                 Year ended
                                                May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       8,155,750      $75,375,346
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       907,303        8,396,075
------------------------------------------------------------
                                  9,063,053       83,771,421

Shares
repurchased                      (7,487,476)     (69,171,078)
------------------------------------------------------------
Net increase                      1,575,577      $14,600,343
------------------------------------------------------------

                                            Six months ended
                                           November 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,577,224      $14,940,640
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       139,449        1,323,055
------------------------------------------------------------
                                  1,716,673       16,263,695

Shares
repurchased                        (610,520)      (5,776,880)
------------------------------------------------------------
Net increase                      1,106,153      $10,486,815
------------------------------------------------------------

                                                 Year ended
                                                May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,973,186      $27,502,900
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       249,991        2,312,165
------------------------------------------------------------
                                  3,223,177       29,815,065

Shares
repurchased                      (1,266,942)     (11,717,045)
------------------------------------------------------------
Net increase                      1,956,235      $18,098,020
------------------------------------------------------------

                                            Six months ended
                                           November 30, 1997
------------------------------------------------------------
Class M                             Shares            Amount
------------------------------------------------------------
Shares sold                          58,670         $552,337
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         5,036           47,752
------------------------------------------------------------
                                     63,706          600,089

Shares
repurchased                        (123,203)      (1,163,723)
------------------------------------------------------------
Net decrease                        (59,497)       $(563,634)
------------------------------------------------------------

                                                 Year ended
                                                May 31, 1997
------------------------------------------------------------
Class M                             Shares            Amount
------------------------------------------------------------
Shares sold                         322,143       $2,954,455
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        11,245          104,193
------------------------------------------------------------
                                    333,388        3,058,648

Shares
repurchased                        (169,995)      (1,571,047)
------------------------------------------------------------
Net increase                        163,393       $1,487,601
------------------------------------------------------------



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund *

International New Opportunities Fund

Investors Fund

New Opportunities Fund +

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund +

High Yield Total Return Fund

High Yield Trust +

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Overseas Growth Fund

 + Closed to new investors. Some exceptions may apply. Contact Putnam for details.

 [DBL. DAGGER] Formerly OTC Emerging Growth Fund

 [SECTION MARK] Not available in all states.

 ** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Leslie J. Burke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Massachusetts Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

36884/SA047   1/98